September 28, 2012

Supplement

SUPPLEMENT DATED SEPTEMBER 28, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY INTERNATIONAL FUND
Dated February 29, 2012

On September 27, 2012, shareholders of Morgan Stanley International Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund, Inc., on behalf of its series the Active International Allocation Portfolio ("Active International Allocation"), pursuant to which substantially all of the assets and liabilities of the Fund would be transferred to Active International Allocation in exchange for shares of Active International Allocation and pursuant to which the Fund will be liquidated and terminated (the "Reorganization"). Each shareholder of the Fund will receive the class of shares of Active International Allocation that corresponds to the class of shares of the Fund currently held by that shareholder. It is anticipated that the Reorganization will be consummated on or about October 29, 2012. The offering of the Fund's Class R and Class W shares was suspended and the Fund's Class B shares were closed to new investors as of May 16, 2012. The Fund's Class A, Class C and Class I shares were closed to new investors on June 12, 2012. The Fund will cease offering shares of all classes of the Fund after the close of business on October 19, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

INLSPT4 9/12